UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2017
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Stock Purchase Agreement with China Energy Company Limited (“CEFC China”)

On July 31, 2017, Cowen Inc. (the “Company”) and Shanghai Huaxin Group (HongKong) Limited (the “Investor”) entered into an amendment to the Stock Purchase Agreement by and between Investor and the Company, dated as of March 29, 2017 (the “Stock Purchase Agreement”), pursuant to which the termination provisions in the Stock Purchase Agreement were amended to change the date after which the Stock Purchase Agreement may be terminated by the Company or the Investor if the Closing (as defined in the Stock Purchase Agreement) has not occurred from September 30, 2017 to December 31, 2017.  As previously disclosed, the closing of the transactions contemplated by the Stock Purchase Agreement are subject to receipt of certain regulatory and government approvals, including approval from the Committee on Foreign Investment in the United States (“CFIUS”).  The Company and Investor continue to expect the transactions contemplated by the Stock Purchase Agreement to close by the end of the third quarter of 2017, but given the timing of the CFIUS review process and the other closing conditions determined to extend the date after which either party is entitled to terminate the Stock Purchase Agreement from September 30, 2017 to December 31, 2017.  The foregoing description of the amendment to the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2017, the Board of Directors of the Company approved the Company's amended and restated by-laws solely to reflect a change of its corporate name to Cowen Inc. A copy of the amended and restated by-laws is attached hereto as Exhibit 3.1.

 Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit 3.1	Amended and Restated By-Laws of Cowen Inc.

Exhibit 10.1	Amendment No. 1 to the Stock Purchase Agreement by and between Shanghai Huaxin Group (HongKong) Limited, a Hong Kong company, and Cowen Inc. (f/k/a Cowen Group, Inc.) dated as of July 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: August 3, 2017                By:     /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel